UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2004

Artesyn Technologies, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-4466	59-1205269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7900 Glades Rd., Suite 500, Boca Raton, Florida	33434-4105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 451-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Artesyn Technologies, Inc. Board of Directors rejected unsolicited proposal by Bel Fuse Inc.

A copy of the press release issued is attached to this report as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Exhibits.

(c)	Exhibits.

99	Artesyn Technologies, Inc. Press Release dated September 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artesyn Technologies, Inc.
(Registrant)

Dated: September 21, 2004

	By:	/s/ Richard J. Thompson
Richard J. Thompson
Vice President-Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Artesyn Technologies, Inc. Press Release dated September 21, 2004